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                                                                    Exhibit 10.3
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                      SUPPLEMENTAL STOCK OPTION AGREEMENT


     AGREEMENT made effective as of the 3rd day of March, 2000 ("Effective Date") between GlobeNet Communications Group Limited, a Bermuda company (the "Company") and Jorge L. Escalona ("Executive").

     In consideration of the mutual agreements and other matters set forth herein, the Company and Executive hereby agree as follows:

     1.   Grant of Option.  The Company hereby irrevocably grants to Executive
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the right and option ("Option") to purchase all or any part of an aggregate of
100,000 Shares of authorized but unissued common shares of the Company, par value U.S. $1.50 ("Shares"), on the terms and conditions set forth herein. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the U.S. Internal Revenue Code of 1986, as amended (the
"Code").

     2.   Option Price.  The purchase price of Shares purchased pursuant to the
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exercise of this Option shall be U.S. $20.40 per share ("Option Price").

     3.   Vesting.  Subject to the other provisions set forth herein, this
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Option shall only commence vesting if an Evaluation Event or change of control
(as such terms are defined below) does not occur within three (3) months of the Effective Date, provided, however, that such three month period shall be extended for up to an additional three (3) months to the extent the Company has entered into definitive documentation to effect either such Evaluation Event or change of control, the closing of which is subject only to conditions that are customary for such transactions (e.g., regulatory and shareholder approvals). If such Evaluation Event or change of control occurs within the time period described above, then the Option shall automatically expire and this Agreement shall immediately terminate. If such an Evaluation Event or change of control does not occur within the time period described above, then this Option shall commence vesting as of the day immediately following the end of such time period, exercisable for the percentage of the aggregate number of Shares offered by this Option determined by the period of time from the Effective Date to the date of such exercise, in accordance with the following vesting schedule:

                                                     Percentage of Shares
               Period of Time                          That are Vested
               --------------                          ---------------

               Less than 1 year                               0%
               1 year                                        33%
               1 year and 3 months                           42%
               1 year and 6 months                           50%
               1 year and 9 months                           58%
               2 years                                       67%
               2 years and 3 months                          75%
               2 years and 6 months                          83%

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               2 years and 9 months                          91%
               3 years or more                              100%

     Notwithstanding the above vesting schedule, Executive shall be 100% vested in this Option upon (i) an underwritten public offering of the Company's common shares, (ii) a private sale (or series of related private sales) of 50% or more of the common shares of the Company (or merger or other business combination having the same effect) (collectively (i) and (ii), an "Evaluation Event"), or
(iii) a change of control, defined to be the purchase of more than 50% of the voting securities of the Company by one or more entities where the Company is not the surviving entity.

     4.   Exercise of Option.  Subject to the earlier expiration of this Option
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as herein provided, this Option may be exercised in whole or part with respect to the portion of this Option that has vested under Section 3 hereof, by written notice to the Company at its principal executive office addressed to the attention of its General Counsel, at any time and from time to time after the first anniversary of the Effective Date.

     This Option shall not be exercisable in any event after the expiration of three months from the Effective Date unless there is a Vesting Trigger Date. If there is a Vesting Trigger Date, this Option may be exercised only while Executive remains an employee of the Company and will terminate and cease to be exercisable upon Executive's termination of employment with the Company, except that:

          (a) If Executive's employment with the Company terminates by reason of Disability (as defined in the Executive Employment Agreement effective as of March 3, 2000, by and between Executive and Company (the "Employment Agreement")), this Option shall become 100% vested and shall be exercisable at any time until the completion of one year after an Evaluation Event.

          (b) If Executive dies while in the employ of the Company, Executive shall be fully vested in this Option and Executive's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Executive, may exercthis Option in full at any time until the completion of one year after an Evaluation Event.

          (c) If the Company terminates Executive's employment with the Company for Cause (as defined in the Employment Agreement) this Option shall terminate and cease to be exercisable in its entirety (including with respect to Shares that have previously vested under Section 3 hereof). If Executive voluntarily terminates employment with the Company for other than Good Reason (as defined in the Employment Agreement), vesting under this Option shall terminate as of the date of such termination and Executive shall have ninety (90) days to exercise the Shares that have previously vested under Section 3 hereof.

          (d) If (i) Executive terminates his employment with the Company for Good Reason (as defined in the Employment Agreement), (ii) the Company terminates Executive's employment with the Company for other than Cause (as defined in the Employment Agreement), or (iii) the Company does not renew Executive's Employment Agreement at the termination thereof,

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this Option shall become 100% vested and shall be exercisable at any time until the completion of one year after an Evaluation Event.

     Notwithstanding the above, this Option shall not be exercisable in any event after the expiration of ten years from the Effective Date. The purchase price of Shares as to which this Option is exercised shall be paid in full at the time of exercise in cash (including check, bank draft or money order payable to the order of the Company). No fraction of a Share shall be issued by the Company upon exercise of this Option; rather, Executive shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole Shares. Unless and until a certificate or certificates representing such Shares shall have been issued by the Company to Executive, Executive (or the person permitted to exercise this Option in the event of Executive's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to Shares acquirable upon an exercise of this Option.

     5.   Administration.  The Board of Directors of the Company (the "Board")
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shall have such powers and authorities related to the administration of this
Agreement as are consistent with the Company's memorandum of association and by laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under this Agreement, and shall have full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of this Agreement that the Board deems to be necessary or appropriate to the administration of this Agreement. All such actions and determinations shall be by an affirmative majority vote of the Board or by unanimous consent of the Board executed in writing in accordance with the Company's memorandum of association and bye-laws and applicable law. The interpretation and construction by the Board of any provision of this Agreement shall be final and conclusive.

     The Board from time to time may appoint a Committee (the "Committee"). The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to this Agreement, or the Board may delegate to the Committee such powers and authorities related to the administration and implementation of this Agreement, as set forth in the preceding paragraph and in other applicable provisions, as the Board shall determine, consistent with the Company's memorandum of association and bye-laws and applicable law. In the event that this Agreement provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

     6.   Status of Shares.  Executive understands that at the time of the
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execution of this Agreement the Shares to be issued upon exercise of this Option have not been registered under the U.S. Securities Act of 1933, as amended, any Canadian securities laws, or other applicable securities laws ("Securities Laws"). Until the Shares acquirable upon the exercise of this Option have been registered for issuance under Securities Laws, the Company will not issue such Shares unless the holder of this Option provides the Company, at its request, with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and

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substance to the Company's counsel, to the effect that the proposed issuance of such Shares to such Option holder may be made without registration under Securities Laws. In the event exemption from registration under Securities Laws is available upon an exercise of this Option, Executive (or the person permitted to exercise this Option in the event of Executive's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with Securities Laws. If the Executive is an employee of the Company at the time the aforesaid opinion is provided to the Company, the Company shall bear the legal fees incurred by the Executive in connection with the preparation of said opinion.

     Executive agrees that the Shares which Executive may acquire by exercising this Option shall be acquired for investment without a view to distribution, within the meaning of Securities Laws, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the Shares under Securities Laws or an applicable exemption from the registration requirements of Securities Laws. Executive also agrees that the Shares which Executive may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any Securities Laws.

     In addition, Executive agrees (i) that the certificates representing the Shares purchased under this Option may bear such legend or legends as the Board deems appropriate in order to assure compliance with Securities Laws and (ii) that the Company may refuse to register the transfer of the Shares purchased under this Option in the register of members of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any Securities Law and that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of such Shares.

     7.   Employment Relationship.  For purposes of this Agreement, Executive
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shall be considered to be in the employment of the Company as long as Executive remains an employee of either the Company, a parent or subsidiary corporation of the Company, or a company or a parent or subsidiary of such company assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined pursuant to the Employment Agreement.

     8.   Transferability of Options.  This Option shall, during an Executive's
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lifetime, be exercisable only by the Executive, and neither this Option nor any right hereunder shall be transferable by the Executive, by operation of law or otherwise, other than as may be provided in this Agreement or as may be provided by will or the laws of descent and distribution. Except as may be provided in this Agreement, this Option shall not be charged, mortgaged, pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.

     9.   Effect of Changes in Capitalization.
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          (a)  Changes in Shares.  If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company as a result of any recapitalization, reclassification, share split, reverse split, combination of Shares, exchange of Shares, Share dividend or other distribution

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payable in share capital, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of Shares for which this Option is outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Executive immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in this Option shall not change the aggregate Option Price payable with respect to Shares that are subject to the unexercised portion of this Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per Share.

          (b) Reorganization in which the Company is the Surviving or Continuing Entity and in which no Change of Control Occurs. Subject to the following paragraph hereof, if the Company shall be the surviving or continuing entity in any reorganization, merger, amalgamation, or consolidation of the Company with one or more other entities, this Option shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option would have been entitled immediately following such reorganization, merger, amalgamation, or consolidation, with a corresponding proportionate adjustment of the Option Price per Share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the Shares remaining subject to the Option immediately prior to such reorganization, merger, amalgamation, or consolidation.

          (c) Adjustments. Adjustments under this Section 9 related to Shares or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

          (d) No Limitations on Company. The granting of this Option shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, amalgamate, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

     10.  Withholding of Tax.  To the extent that the exercise of this Option
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or the disposition of Shares acquired by exercise of this Option results in compensation income to Executive for tax purposes, Executive shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Executive fails to do so, the Company is authorized to withhold from any cash or Shares remuneration then or thereafter payable to Executive any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or Shares distributable to Executive upon such exercise.

     11.  Binding Effect.  This Agreement shall be binding upon and inure to the
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benefit of any successors to the Company and all persons lawfully claiming under
Executive.

     12.  Governing Law.  This Agreement shall be governed by, and construed in
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accordance with, the laws of Bermuda.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Executive has executed this Agreement, all as of the day and year first above written.

                                   GLOBENET COMMUNICATIONS GROUP LIMITED



                                   By:  MICHAEL KEDAR
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                                   JORGE L. ESCALONA
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                                   Jorge L. Escalona

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